UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  October 1, 2015

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive office and registrant's telephone number	IRS Employer Identification Number
001-36518	NEXTERA ENERGY PARTNERS, LP	30-0818558
700 Universe Boulevard Juno Beach, Florida 33408 (561) 694-4000

State or other jurisdiction of incorporation or organization:  Delaware

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On October 5, 2015, NextEra Energy Partners, LP (NEP) filed a Current Report on Form 8-K to report, among other things, the closing of its acquisition of 100% of the ownership interests in NET Holdings Management, LLC (NET Midstream), a developer, owner and operator of a portfolio of seven long-term contracted natural gas pipeline assets located in Texas. This amendment is being filed to include the financial statements of NET Midstream and its subsidiaries and the pro forma financial information required by Items 9.01(a) and 9.01(b), respectively, and to include the exhibits under Item 9.01(d) of this Form 8-K/A.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

Audited consolidated financial statements of NET Midstream and its subsidiaries as of and for the years ended December 31, 2014 and 2013 were previously filed as Exhibit 99 to NEP's Current Report on Form 8-K filed on September 10, 2015. The unaudited condensed consolidated financial statements of NET Midstream and its subsidiaries as of June 30, 2015 and for the six months ended June 30, 2015 and 2014 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information

Unaudited pro forma consolidated statements of operations and balance sheet (pro forma financial statements) of NEP for the year ended December 31, 2014 and as of and for the six months ended June 30, 2015 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d)  Exhibits.

The following exhibits are being filed herein.

Exhibit Number	Description
99.1	Unaudited condensed consolidated financial statements of NET Midstream and its subsidiaries as of June 30, 2015 and for the six months ended June 30, 2015 and 2014
99.2	Unaudited pro forma consolidated financial statements of NEP for the year ended December 31, 2014 and as of and for the six months ended June 30, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  November 5, 2015

NEXTERA ENERGY PARTNERS, LP
(Registrant)

By:	NextEra Energy Partners GP, Inc., its general partner

CHRIS N. FROGGATT
Chris N. Froggatt Controller and Chief Accounting Officer

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